Shields & Company Midwest Seminar
April 7, 2009 - Chicago
TRANSFORMING INVESTMENT
INTO FUTURE VALUE
EXHIBIT 99.1

Certain statements contained herein, regarding matters that are not historical facts, are forward-looking statements (as defined in the Private Securities Litigation Reform Act of 1995). These include statements regarding management’s intentions, plans, beliefs, expectations or forecasts for the future. Such forward-looking statements are based on the Corporation’s expectations and involve risks and uncertainties; consequently, actual results may differ materially from those expressed or implied in the statements. Such risks and uncertainties include, but are not limited to, general economic conditions, conditions in the debt and equity markets, legislative and regulatory changes, changes in demand for electricity and other products and services, unanticipated weather conditions, changes in accounting principles, policies or guidelines, and other economic, competitive, governmental, and technological factors affecting the operations, timing, markets, products, services and prices of the Corporation’s subsidiaries. The foregoing and other factors are discussed and should be reviewed in the
Corporation’s most recent Annual Report on Form 10-K and other subsequent periodic filings with the Securities and Exchange Commission. Forward-looking statements included herein speak only as of the date hereof and the Corporation undertakes no obligation to revise or update such statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events or circumstances.
For more information, contact:
Sue Allen - V.P. IR & Treasurer, 203.499.2409
Susan.Allen@uinet.com
Michelle Hanson - Mgr. IR, 203.499.2481
Michelle.Hanson@uinet.com
Important Note to Investors
Anthony J. Vallillo
President and Chief Operating Officer, The United Illuminating Company
Richard J. Nicholas
Executive Vice President and Chief Financial Officer, UIL Holdings/The United Illuminating Company

HAMDEN
NORTH HAVEN
NORTH BRANFORD
WOODBRIDGE
ANSONIA
DERBY
NEW HAVEN
EAST HAVEN
SHELTON
ORANGE
WEST HAVEN
EASTON
TRUMBULL
MILFORD
STRATFORD
BRIDGEPORT
FAIRFIELD

UI Service Territory in Connecticut
335 square miles
21% of Connecticut’s population
Who We Are……..
 The United Illuminating Company, a wholly owned subsidiary of UIL Holdings
 Corporation
 › Electric Transmission and Distribution Utility
 › 324,000 Customers in Southwest Connecticut
 › $2.1 Billion Total Assets
 › $600 Million Market Capitalization
 › 1,039 Employees
 › Retail Revenue Breakdown:
 » 58% residential
 » 35% commercial
 » 6% industrial
 » 1% street lighting
 › Peaking Generation
  `

UIL Holdings Corporation
The United Illuminating Company
Retail
Distribution
Wholesale
Transmission
GenConn Energy LLC
50%
UIL Structure

Today’s Message
Ш Reduced 2009 capital expenditures due to current market conditions
Ш Changed capital plan with shareowners and customers in mind
Ш Issuing equity below book value would dilute the Company value, impacting new & existing shareowners
Ш Will closely monitor capital markets

* 2009-2017
2009 Strategic Initiatives
Ш Previously announced - plan for $75-$100 million of equity in 2009
 › Universal shelf registration in place on March 11, 2009
Ш Significantly reduced 2009 capital expenditures until financial markets improve
 › Flexibility
 ▶Allows UIL to issue equity at a time determined appropriate
Ш In November 2008 UIL reported a $1.7 billion* 10-year capital expenditure program
 › Program is under review
 › Dollars & projects have been shifted to later years
Ш Seeking out and investing in transmission opportunities to meet customers’ needs
Ш Moving forward with both GenConn peaking generation projects
Ш Analyzing Federal Stimulus funding opportunities

Not Much Has Changed
Ш Transmission & Distribution
 › Customer, compliance, & standards projects
 ▶We have to do them
 › Aging infrastructure projects
 ▶We will do them
 ▶Timing issues
 › Capacity projects
 ▶We will do them
 ▶Timing issues - change in peak load forecasts
Ш GenConn Peaking Generation
 › Moving forward
 › On time
Ш Central Facility
 › Moving forward
 › Timing issues

2009 Capital Expenditure Projections
as of March 11, 2009

	Previous Estimate [1]	Current Estimate [1]
Distribution	$110 - $120	$50 - $65
Transmission	$28 - $38	$22 - $28
Total 2009 Projected Capital Expenditures	**$140 - $155**	**$75 - $90**

(1) Ranges are not intended to be additive

  Types of Projects Deferred:
Ш Capacity
 › New substations
 › Load relief projects
 › Substation rebuilds
Ш IT Related - software upgrades and hardware refresh
Ш Infrastructure
 › Substation removal
 › Cable replacement programs
 › Splice chamber replacements
 › Pole replacements
$ millions

What’s Next in Cap Ex?
Major Projects on the Horizon
Ш Substations - New, Rebuild/Expand Existing Substations
 › New - Shelton, Union Avenue, Orange, Fairfield
 › Rebuild/Expand - Grand Avenue, Baird, Broadway II
Ш Infrastructure
 › Splice chambers
 › Cables
 › Poles
 › Line transformers
Ш Central Facility
Ш Remote Disconnect Project
Ш Meter Data Management

- Energized ahead of schedule: December 2008
- UI's cost approximately: $290 million
- Rate base growth: $300 million
- Safety:
  - > 725 thousand hrs worked with zero recordable incidents
  - OSHA Partnership

MIDDLETOWN
Scovill Rock S/S
Beseck S/S
MERIDEN
CHESHIRE
MIDDLEFIELD
WALLINGFORD
DURHAM
HADDAM
HAMDEN
BETHANY
NORTH HAVEN
WOOD-BRIDGE
ORANGE
MILFORD
East Devon S/S
EASTON
WESTON
WILTON
Singer S/S
FAIRFIELD
WESTPORT
NORWALK
Norwalk S/S

7 Miles of
345kV OH
33 Miles of
345kV OH
8 Miles of 2 -
345kV “XLPE” UG
2 Miles of
345kV OH
3 Miles of
345kV OH
UI to Own &
Operate 345kV Singer
Substation and 5.6 Miles
of 345kV XLPE UG Cable
16 Miles of 2 -
345kV “XLPE” UG
Middletown-to-Norwalk 345kV Transmission Project

$849
$1,031
$1,049
$194
$224
$431
$361
$194
$476
$405
$162
$482
Transmission
CTA
Distribution
2007
2008
2009

Note: 2009 average rate base projections based on the current
2009 capital expenditure estimate
* Stranded costs - fully amortized by 2013
2009 Blended Allowed ROE: 10.1% - 10.2%
Average Rate Base 2007-2009

Experienced developer/generator
Existing sites & projects
Queued interconnections
Electric distribution company
Strong relationship with policy makers
Strategic realignment
 w/ long-term capex program
COS regime operations
UI/NRG JV
Strategic Alignment
Regulatory Compliance
GenConn Energy LLC
50%
50%
Peaking Generation

Devon & Middletown
Locations
$400 Million*
Approximate Cost
Anticipated 1H ‘09
Financing
CL&P
Off Taker
2010 & 2011
COD
400 MW
Capacity
GE LM6000
Technology
Project Development Highlights
Partnership between UI and NRG
* GenConn estimates that project costs may increase over the proposal it had originally submitted to the DPUC. The increase is driven primarily by increased financing costs and the cost to build interconnection facilities at the Middletown site. Reasonably incurred financing costs and interconnection cost are pass-
 through costs and GenConn expects to recover these costs through its contract for differences as determined by DPUC. Sponsors in process of syndicating approximately $550 million of financings.
GenConn Energy - Peaking Generation
Ш  Regulated COS approach
 › ROE, lifetime floor - 9.75%
 › 50/50 debt/equity
 › 30-year O&M costs reviewed annually
 › Cost recovery through contract for differences
Ш  Financing
 › 50% financed at the project level
 › 50% financed with a UI Equity Bridge Loan
Ш  Status
 › All major equipment has been ordered
 › General contractor - awarded
 › Devon site construction commenced

CT Current Class I Standards**	~ 7% by 2010 ~ 12.5% by 2015 ~ 20% by 2020
Plan to Meet Current Standards***	Projects needed to achieve - To Be Determined
* Includes RPS for existing and new resources; and other requirements for new renewables, energy efficiency, and CHP
** Class 1 renewables are energy derived from: solar, wind, fuel cell, tidal, small hydro, bio mass
*** Appears unlikely to be achievable by instate (CT-only) projects
New England-wide RPS and Efficiency Requirements*	~ 14% by 2012 (20,000 GWh) ~ 21% by 2016 (30,000 GWh) ~ 28% by 2020 (41,000 GWh)
Connecticut Standards:
Combined New England-wide Standards:
Renewable Portfolio Standards

Distribution Rate Case - Docket #08-07-04
Approved:
Ш Rates set for 2009 & 2010
Ш Revenue increase:
 › $6.1 million increase in 2009
 ▶Coupled with previously implemented $7.2 million increase from our last rate decision, the change is a revenue reduction of $0.97 million, or 0.08%
 Ш A one-time customer credit will be issued in April 2009
 › 2010 revenue requirements increase by approximately $19 million over 2009, to be adjusted for changes in 2010 pension expense (4Q ’09)
 › Pension expense for 2010 will be trued-up on 12/31/09 asset balances & discount rate
Ш 8.75% ROE, 50% equity, 50% debt capital structure

Distribution Rate Case - cont.
Ш Favorable Items
 › Implemented UI’s proposed revenue decoupling methodology
 › Approved 90% of proposed distribution capital program expenditures
 › Transferred a portion of uncollectibles and other expense to Generation Services Charge
 › Established a $10.2 million regulatory asset for a portion of 2009 increased pension and postretirement expense
 › Pension tracker
 › Cost of Debt tracking mechanism
Ш Unfavorable Items
 › Lower than expected allowed ROE, 8.75%
 › Approved O&M expenses - 15% less than requested
Ш Reconsideration Requests
 › Items for reconsideration
 › Request to reconsider decision regarding cost of capital

Financing Plan
Ш Debt
 › Successfully remarketed $103.5 million in Pollution Control Revenue Bonds
 › Refinancing $51 million maturing debt in 2009
 › DPUC approved an application to afford UI flexibility to market $92 million outstanding tax-exempt bonds - redeem & reissue without insurance
 › Expect to apply to the DPUC for approval of additional debt financings over the next
 3 years
 ▶Capital needed to fund capital expenditure program
Ш Equity
 › Universal Shelf registration in place - provides flexibility
 › Will closely monitor capital markets

Financing Plan - cont.
Ш  Liquidity
 › UIL & UI have a $175 million joint short-term credit facility due December 2011
 ▶UI had $148 million outstanding as of December 31, 2008
 Ш GenConn financing $40 million
  - Repayment expected in 1H ‘09
 Ш Tax exempt bond $25 million
  - Remarketed March 2009, paid down short-term facility
 › $7.7 million unrestricted cash and temporary investments as of December 31, 2008
 › UI has a $25 million revolving credit facility due May 2009
 ▶UI did not have any short-term borrowings outstanding as of December 31, 2008
 › UIL also has an uncommitted money market loan facility

Net Income (Loss) ($M)	Year Ended December 31, 2007		2008	
UI				
Distribution, CTA and Other	$	35.3	$	27.4
Transmission		12.6		23.7
Total UI Net Income	**$**	**47.9**	**$**	**51.1**
UIL Corporate		(1.2)		(2.7)
Total Continuing Operations	**$**	**46.7**	**$**	**48.4**
Discontinued Operations - Xcelecom		(2.0)		(0.3)
Total Net Income	**$**	**44.7**	**$**	**48.1**

Ш Strong transmission earnings, increase of 88% over 2007
Ш Distribution earnings continued to be impacted by lower kilowatt hour sales, increased uncollectibles expense, increased interest expense from higher borrowing, and mark-to-
 market adjustments to non-qualified pension investments
Strong Transmission Earnings in 2008

2009 expectations are not intended to be additive.
2009 Guidance Expectations
Ш Managing distribution O&M expenses
Ш Assumes transmission business weighted average return on equity of 12.3% to 12.5% in
 2009
	2008 Actual	2009 EPS Guidance
Total United Illuminating Company	$2.03	$1.90 - $2.10
Distribution, CTA & Other	1.09	0.90 - 1.10
Transmission	0.94	0.95 - 1.05
Corporate	(0.10)	(0.12) - (0.07)
Total Continuing Operations	$1.93	$1.80 - $2.00
Discontinued Operations - Xcelecom	(0.01)
Total UIL	$1.92
2009 Earnings Guidance - as of March 11, 2009

› Solid enterprise foundation
› Attractive investment opportunities in both distribution and transmission
› Cost-of-Service generation
› Focused on regulated utility
› Pure-play utility
› Long-term Distribution rate base growth
› Long-term Transmission rate base growth
› Potential generation opportunities
Value
Focused
Growing
Positioned
for Success
› Creating value for our customers and shareowners
› Consistent annual dividend for more than 12 years
› Paid a consecutive quarterly dividend, without suspension, for more than 100 years
UIL

Q&A

Appendix

4Q and Full Year 2008 Earnings Details Compared to
the Same Periods in 2007
The United Illuminating Company
Ш Distribution, CTA & Other
 › Distribution earnings for both the quarter and full year 2008 continued to be impacted by lower kilowatt hour sales, increased interest expense from higher borrowings and mark-to-market adjustments to non-qualified pension investments
 › Lower kWh sales volume, $0.05 per share in 4Q ’08
 ▶FY ’08, $0.18 per share lower
 › Actual kWh sales were down 4.3% in 4Q ’08
 ▶FY ’08, 3.2% lower
 › Weather adjusted retail kWh consumption 3.4% lower in 4Q ’08
 ▶FY ’08, 3.7% lower
 › Uncollectibles expense was $0.03 per share favorable in 4Q ’08 compared to 4Q ’07
 ▶Reduced earnings by $0.05 per share FY ’08

4Q and FY compared to 2007 - cont.
ШDistribution, CTA & Other - cont.
 › Increased revenue for the quarter and the year from previously approved increases in distribution rate components
 › Mark-to-market adjustments for non-qualified pensions (below the line) reduced earnings
 $0.03 per share in 4Q ’08
 ▶FY ’08, $0.10 per share reduction
 › Distribution and CTA combined return on equity in 2008 - 6.99%
ШTransmission
 › Transmission earnings were strong in the 4Q ’08 compared to 4Q ’07
 ▶$0.26 per share vs. $0.18 per share
 › 2008 transmission earnings increased 88% over 2007
 ▶$0.94 per share vs. $0.51 per share
 ▶Middletown-to-Norwalk transmission project was completed and energized in 4Q ’08
 Ш Ahead of original schedule and on budget
 ▶Trumbull substation was energized in 2Q ’08
 › Weighted average return on equity in 2008 - 12.55%

4Q and FY compared to 2007 - cont.
Ш Depreciation expense increased in 2008 by $0.07 per share, due to capital spending
Ш Increased interest expense from higher borrowings, $0.04 per share in
 4Q ’08
 › FY ’08, $0.21 per share
Ш Corporate and Other
 › The absence of interest income of $0.02 per share recorded in 4Q ’07 related to
 UIL’s loss carryback claim with the IRS

6,400
6,300
6,200
6,100
6,000
5,900
5,800
5,700
5,600
5,500
5,400
5,300
6,055
6,116
6,193
6,239
6,301
-2.2%
-3.3%
-8.0%
-10.4%
-13.9%
5,919
5,917
5,700
5,591
5,428
Actual / Projected
DN 05-06-04 Approved
2006 GWH Sales
2007 GWH Sales
2008 (9+3) GWH Sales
2009 GWH Sales
2010 GWH Sales

Rate Case Information - Lower Distribution Sales
GWH
* 1% annual sales forecast approved in prior rate case
*

$15.0
$13.5
$12.0
$10.5
$9.0
$7.5
$6.0
$4.5
$3.0
$1.5
$0.0
$4.3
$5.7
$4.3
$9.7
$4.4
$12.7
$4.4
$13.9
2006
2007
2008
2009
DN 05-06-04
Actual / Projected

(6+6)
(pre-GSC Allocation)
$MM
Rate Case Information - Higher Distribution
Uncollectibles
 Distribution Non-Hardship Uncollectibles

$25.0
$22.5
$20.0
$17.5
$15.0
$12.5
$10.0
$7.5
$5.0
$2.5
$0.0
$6.1
$9.7
$8.6
$12.7
$10.1
$6.4
$7.4
$9.7
$6.5
$6.8
2007
2008
2009
2010
SBC (Hardship)
Distribution (Non-Hardship)
GSC Allocated (Non-Hardship)

$15.8
$21.3
$MM
$23.9
$23.0
Actual
Projected
Rate Year
Rate Year
Rate Case Information - Uncollectibles cont.
 Total Uncollectibles

Rate Case - Favorable Items Detail
Favorable Items
Implemented UI’s proposed revenue decoupling methodology
 › Annual true-up
 » If revenues < approved, rates will adjust to collect additional revenues
 » If revenues > approved, excess will be returned to customers
 › Decoupling will be evaluated after a two-year pilot period
Approved 90% of proposed distribution capital program expenditures
Transferred a portion of uncollectibles and other expense to Generation Services
 Charge
 › Approximately $7 million
Established a regulatory asset for a portion of 2009 increased pension and postretirement expense
 › Future recovery of $10.2 million
 › 2010 true-up

Rate Case - Favorable Items Detail
Pension tracker
 › True-up for 2010
 » Based on year-end valuation, which takes into account changes, if any, in asset values and the discount rate
Cost of Debt tracking mechanism
 › Annual true-up
 » Provided embedded debt cost after issuances, differs from allowed embedded cost of capital of 6.42%
 for 2009, 6.76% for 2010
 » Minimum 25 basis points and results in +/- $1.5 million interest expense or greater
Sharing mechanism
 › 50% of excess earnings over allowed level is returned to customers through bill reduction
 › 50% retained by UI
Increased distribution revenue requirements in 2010, approximately $19 million over
 2009
 › Excludes impacts of a change in pension expense

Rate Case - detail
Unfavorable Items
Lower than expected allowed ROE, 8.75%
Significant decrease in amount of O&M expenses
 › $158.6 million requested vs. $134.4 million approved
Reconsideration Requests
Items for reconsideration
 › Clarification & Technical errors
 › Technical session held March 9, 2009 to address errors
 » Total impact of requested corrections to mathematical errors; $4.7M in 2009 & $5.6M in 2010
Request of the DPUC to reconsider decision regarding cost of capital

2008 Cap Ex ($M)	
Distribution	
Distribution System	$76
Support Projects	42
Total Distribution	**$118**
Transmission	
Middletown/Norwalk	$84
Transmission - Other	10
Total Transmission	**$93**
Total Capital Expenditures	**$211**

2008 Capital Expenditures

Legal, Accounting &
Regulatory
Agreements
CfD w/
CL&P
Proceeds Offset
Revenue Requirements
Project Debt
GenConn
Devon LLC
GenConn
Middletown LLC
100%
Engineering, Procurement &
Construction Management,
Site/Common Facilities
O&M, and
ComOps Agreements
CfD w/
CL&P
GenConn Energy Structure
100%
ISO-NE
(Revenues)
Procurement &
Construction Contract(s)
50%
NRG
50%
UI
100%
GenConn Energy, LLC

Quarter Ended December 31,		Year Ended December 31,	
	2008	2007	2008	2007
Earnings per Share - diluted				
Continuing Operations	$ 0.35	$ 0.35	$ 1.90	$ 1.85
Discontinued Operations	(0.01)	(0.01)	(0.01)	(0.08)
Net Earnings	$ 0.34	$ 0.34	$ 1.89	$ 1.77
Avg. Number Outstanding Shares - basic	25,159	25,024	25,114	24,986
Avg. Number Outstanding Shares - diluted	25,477	25,336	25,477	25,299
Number of Shares Outstanding at end of period	25,274	25,160	25,274	25,160
Actual Degree Days				
Heating	1,908	1,685	5,190	5,297
Cooling	2	57	914	853

Additional Information 2008 vs. 2007